UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2008
CELEBRATE EXPRESS, INC.
(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11232 – 120th Avenue NE, Suite 204
Kirkland, Washington  98033
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On March 20, 2008, the Board of Directors of Celebrate Express, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Preferred Shares Rights Agreement dated as of July 25, 2006 between the Company and American Securities Transfer & Trust Company, as Rights Agent (the “Rights Plan”) to change the Final Expiration Date of the Rights Plan from August 7, 2016, to April 15, 2008, effectively terminating the Rights Plan as of April 15, 2008. On May 23, 2008, the Company and American Securities Transfer & Trust Company entered into the definitive Amendment to Preferred Shares Rights Agreement.
Item 3.03 Material Modifications to Rights of Security Holders
     On March 20, 2008, the Company approved the Amendment to the Rights Plan to change the Final Expiration Date of the Rights Plan from August 7, 2016, to April 15, 2008, effectively terminating the Rights Plan as of April 15, 2008. On May 23, 2008, the Company and American Securities Transfer & Trust Company entered into the definitive Amendment to Preferred Shares Rights Agreement. Prior to the amendment, the Rights were to expire on August 7, 2016. The Rights Plan was filed as an Exhibit to Form 8-K filed with the Securities and Exchange Commission on July 24, 2006.
     The Rights Plan was established in order to help assure that all shareholders received fair and equal treatment in the event the Company was ever subject to a takeover attempt. Under the Rights Plan, each outstanding share of common stock had attached to it one right (each, a “Right”). When exercised, a Right entitled each shareholder who was not then attempting to acquire control of the Corporation to purchase additional common shares at a substantial discount to market value. Any such purchase would have caused substantial dilution to the person or group of persons attempting to acquire control of the Corporation, other than by way of a Permitted Bid. The Company’s shareholders were asked to ratify adoption of the Rights Plan at the annual shareholders’ meeting held on October 18, 2007. That proposal was not approved by shareholders.
     The Amendment is filed as an exhibit hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit	Description

4.1	Amendment to Preferred Shares Rights Agreement, dated as of May 23, 2008, between the Company and American Securities Transfer & Trust Company

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2008	CELEBRATE EXPRESS, INC.

	By:	/s/ Kristopher S. Galvin Kristopher S. Galvin
Chief Financial Officer and Secretary